                                                                     Exhibit 4.3



--------------------------------------------------------------------------------



                       SIZELER PROPERTY INVESTORS, INC.



                              $__________________

          9.0% Convertible Subordinated Debentures due July 15, 2009



                                   INDENTURE


                       Dated as of _______________, 2001


              CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION

                                  AS TRUSTEE


--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE

                       SIZELER PROPERTY INVESTORS, INC.

Trust Indenture
  Act Section                                     Indenture
---------------                                   ---------

(S)310(a)(1)                                           7.10
      (a)(2)                                           7.10
      (a)(3)                                           Not Applicable
      (a)(4)                                           Not Applicable
      (a)(5)                                           7.10
      (b)                                              7.08; 7.10; 12.02
      (c)                                              Not Applicable
(S)311(a)                                              7.11
      (b)                                              7.11
      (c)                                              Not Applicable
(S)312(a)                                              2.05
      (b)                                              12.03
      (c)                                              12.03
(S)313(a)                                              7.06
      (b)(1)                                           Not Applicable
      (b)(2)                                           7.06
      (c)                                              7.06; 12.02
      (d)                                              7.06
(S)314(a)                                              4.02; 4.05; 12.02
      (b)                                              Not Applicable
      (c)(1)                                           12.04
      (c)(2)                                           12.04
      (c)(3)                                           Not Applicable
      (d)                                              Not Applicable
      (e)                                              12.05
      (f)                                              Not Applicable
(S)315(a)                                              7.01(b)
      (b)                                              7.05; 12.02
      (c)                                              7.01(a)
      (d)                                              7.01(c)
      (e)                                              6.11
(S)316(a) (last sentence)                              2.09
      (a)(1)(A)                                        6.05; 6.07
      (a)(1)(B)                                        6.04
      (a)(2)                                           Not Applicable
      (b)                                              6.06
      (c)                                              9.04
(S)317(a)(1)                                           6.02; 6.03

      (a)(2)                                           6.09
      (b)                                              2.04
(S)318(a)                                              12.01
      (c)                                              12.01

_________________

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE
SECTION 1.01    Definitions...............................................    1
SECTION 1.02    Other Definitions.........................................    5
SECTION 1.03    Incorporation by Reference of Trust Indenture Act.........    5
SECTION 1.04    Rules of Construction.....................................    5


                                   ARTICLE 2

                                 THE SECURITIES

SECTION 2.01    Dating; Incorporation of Form in Indenture................    6
SECTION 2.02    Execution and Authentication..............................    6
SECTION 2.03    Registrar and Agents......................................    7
SECTION 2.04    Paying Agent to Hold Money in Trust.......................    7
SECTION 2.05    Securityholder Lists......................................    8
SECTION 2.06    Transfer and Exchange.....................................    8
SECTION 2.07    Book-Entry Provisions for Global Debentures...............    9
SECTION 2.08    Replacement Securities....................................    9
SECTION 2.09    Outstanding Securities....................................   10
SECTION 2.10    Temporary Securities......................................   10
SECTION 2.11    Cancellation..............................................   10
SECTION 2.12    Defaulted Interest........................................   11
SECTION 2.13    Persons Deemed Owners.....................................   11
SECTION 2.14    CUSIP Number..............................................   11


                                   ARTICLE 3

                                   REDEMPTION

SECTION 3.01    Notices to Trustee........................................   12
SECTION 3.02    Selection of Securities to be Redeemed....................   12
SECTION 3.03    Notice of Redemption by the Company.......................   12
SECTION 3.04    Effect of Notice of Redemption............................   13
SECTION 3.05    Deposit of Redemption Price...............................   13
SECTION 3.06    Securities Redeemed in Part...............................   13


SECTION 3.07    Conversion Arrangement on Call for Redemption.............   13


                                   ARTICLE 4

                                   COVENANTS

SECTION 4.01    Payment of Securities.....................................   14
SECTION 4.02    SEC Reports...............................................   15
SECTION 4.03    Waiver of Stay, Extension or Usury Laws...................   15
SECTION 4.04    Notice Of Default.........................................   15
SECTION 4.05    Compliance Certificates...................................   15
SECTION 4.06    Limitations on Dividends and Other Distributions..........   16


                                   ARTICLE 5

                             SUCCESSOR CORPORATION

SECTION 5.01   When Company May Merge, etc................................   16
SECTION 5.02   Successor Corporation Substituted..........................   17


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

SECTION 6.01    Events of Default.........................................   17
SECTION 6.02    Acceleration..............................................   18
SECTION 6.03    Other Remedies............................................   19
SECTION 6.04    Waiver of Defaults and Events of Default..................   19
SECTION 6.05    Control by Majority.......................................   19
SECTION 6.06    Rights of Holders to Receive Payment......................   20
SECTION 6.07    Limitation on Suits.......................................   20
SECTION 6.08    Collection Suit by Trustee................................   20
SECTION 6.09    Trustee May File Proofs of Claim..........................   21
SECTION 6.10    Priorities................................................   21
SECTION 6.11    Undertaking for Costs.....................................   22


                                   ARTICLE 7

                                    TRUSTEE

SECTION 7.01    Duties of Trustee........................................    22
SECTION 7.02    Rights of Trustee........................................    23

SECTION 7.03    Individual Rights of Trustee..............................   24
SECTION 7.04    Trustee's Disclaimer......................................   24
SECTION 7.05    Notice of Defaults........................................   24
SECTION 7.06    Reports by Trustee to Holders.............................   25
SECTION 7.07    Compensation and Indemnity................................   25
SECTION 7.08    Replacement of Trustee....................................   26
SECTION 7.09    Successor Trustee by Merger, etc..........................   27
SECTION 7.10    Eligibility; Disqualification.............................   27
SECTION 7.11    Preferential Collection of Claims Against Company.........   27


                                   ARTICLE 8

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01   Discharge of Liability or Securities.......................   27
SECTION 8.02   Repayment to Company.......................................   27


                                   ARTICLE 9

                             AMENDMENTS AND WAIVERS

SECTION 9.01    Without Consent of Holders................................   28
SECTION 9.02    With Consent of Holders...................................   28
SECTION 9.03    Compliance with Trust Indenture Act.......................   29
SECTION 9.04    Revocation and Effect of Consents.........................   29
SECTION 9.05    Notation on or Exchange of Securities.....................   30
SECTION 9.06    Trustee to Sign Amendments, etc...........................   30


                                   ARTICLE 10

                            SUBORDINATION; SENIORITY

SECTION 10.01    Securities Subordinated to Senior Indebtedness...........   30
SECTION 10.02    Company Not to Make Payments with Respect to
                  Securities in Certain Circumstances.....................   31
SECTION 10.03    Subrogation of Securities................................   33
SECTION 10.04    Authorization by Holders of Securities...................   34
SECTION 10.05    Notices to Trustee.......................................   34
SECTION 10.06    Trustee's Relation to Senior Indebtedness................   35
SECTION 10.07    No Impairment of Subordination...........................   36
SECTION 10.08    Article 10 Not To Prevent Events of Default..............   36
SECTION 10.09    Paying Agents other than the Trustee.....................   36

SECTION 10.10    Securities Senior to Subordinated Indebtedness...........   36


                                   ARTICLE 11

                            CONVERSION OF SECURITIES

SECTION 11.01    Right of Conversion; Conversion Price....................   37
SECTION 11.02    Issuance of Shares on Conversion.........................   37
SECTION 11.03    No Adjustment for Interest or Dividends..................   38
SECTION 11.04    Adjustment of Conversion Price...........................   38
SECTION 11.05    Notice of Adjustment of Conversion Price.................   41
SECTION 11.06    Notice of Certain Corporate Action.......................   42
SECTION 11.07    Taxes on Conversions.....................................   43
SECTION 11.08    Fractional Shares........................................   43
SECTION 11.09    Cancellation of Converted Securities.....................   43
SECTION 11.10    Provisions in Case of Consolidation, Merger or Sale
                  of Assets...............................................   43
SECTION 11.11    Disclaimer by Trustee of Responsibility for Certain
                  Matters.................................................   44
SECTION 11.12    Covenant to Reserve Shares...............................   46
SECTION 11.13    Refusal to Convert Securities to Protect REIT Status.....   47


                                  ARTICLE 12

                                 MISCELLANEOUS

SECTION 12.01    Trust Indenture Act Controls.............................   44
SECTION 12.02    Notices..................................................   45
SECTION 12.03    Communications by Holders with Other Holders.............   46
SECTION 12.04    Certificate and Opinion as to Conditions Precedent.......   46
SECTION 12.05    Statements Required in Certificate and Opinion...........   46
SECTION 12.06    Rules by Trustee and Agents..............................   47
SECTION 12.07    Record Date..............................................   47
SECTION 12.08    Legal Holidays...........................................   47
SECTION 12.09    Governing Law............................................   47
SECTION 12.10    No Adverse Interpretation of Other Agreements............   47
SECTION 12.11    No Recourse Against Others...............................   47
SECTION 12.12    Successors...............................................   47
SECTION 12.13    Multiple Counterparts....................................   48
SECTION 12.14    Table of Contents, Headings, etc.........................   48
SECTION 12.15    Severability.............................................   48

Signatures

Exhibit A - Form of Security

          INDENTURE dated as of ___________, 2001 between SIZELER PROPERTY INVESTORS, INC., a Maryland corporation (the "Company"), and CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (the "Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 9.0% Convertible Subordinated Debentures due July 15, 2009 (the "Securities"):

                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01    Definitions.
                -----------

          "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

          "Agent" means any Registrar, Paying Agent, Conversion Agent, co-registrar or agent for service of notices and demands.

          "Board of Directors" means the Board of Directors of the Company or any committee of the Board.

          "Business Day" means a day that is not a Legal Holiday.

          "Capital Stock" means any and all shares or other equivalents (however designated, whether voting or non-voting) of equity stock, including, without limitation, all common stock and preferred stock of the Company.

          "Charter" means the Articles of Incorporation of the Company, as amended at any time.

          "Closing Price" means with respect to the shares of common stock of the Company on any day, (i) the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the New York Stock Exchange, or (ii) if the shares of common stock are not listed or admitted to trading on the New York Stock Exchange, the last reported sales price, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, on the principal national securities exchange on which the shares of common stock are listed or admitted to trading, or (iii) if the shares of common stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time this issue is being administered, which office at the date of execution of this Indenture is located at Cleveland, Ohio.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Dollar" or "$" means the lawful money of the United States of America.

          "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

          "Indebtedness" with respect to any Person means:

               (1) any debt (i) for money borrowed, or (ii) evidenced by a bond, note, debenture, or similar instrument (including purchase money obligations) given in connection with the acquisition of any business, property or assets, whether by purchase, merger, consolidation or otherwise, but shall not include any account payable or other obligation created or assumed by a Person in the ordinary course of business in connection with the obtaining of materials or services, or (iii) which is a direct or indirect obligation which arises as a result of banker's acceptances or bank letters of credit issued to secure obligations of such Person, or to secure the payment of revenue bonds issued for the benefit of such Person, whether contingent or otherwise;

               (2) any debt of others described in the preceding clause (1) which such Person has guaranteed or for which it is otherwise liable;

               (3) the obligation of such Person as lessee under any lease of property which is reflected on such Person's balance sheet as a capitalized lease; and

               (4) any deferral, amendment, renewal, extension, supplement or refunding of any liability of the kind described in any of the preceding clauses
(1), (2) and (3), provided, however, that, in computing the "Indebtedness" of any Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with a depository in trust money (or evidences of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of such Person.

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Officer" means the Chairman of the Board, the President, Chief Financial Officer, any Vice President, the Treasurer, the Secretary or the Controller of the Company.

          "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of the Company. See Sections 12.04 and 12.05.

          "Opinion of Counsel" means a written opinion from legal counsel who is not unacceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 12.04 and 12.05.

          "outstanding" when used with respect to the Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

               (b) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, that in determining whether the Securityholders of the requisite
--------
principal amount of outstanding Securities are present at a meeting of Securityholders for quorum purposes or have voted or taken or concurred in any action under this Indenture, including the making of any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Trust Officer of the Trustee actually knows to be so owned shall be disregarded.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

          "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to Section 3.01 of this Indenture.

          "Redemption Price", when used with respect to any Securities to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the form of Security annexed hereto as Exhibit A.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means the securities in the form of Exhibit A hereto that are issued under this Indenture as amended or supplemented from time to time, pursuant to this Indenture.

          "Senior Indebtedness" means the principal, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations and all other amounts payable under or in respect of Indebtedness of the Company for money borrowed, whether any such Indebtedness exists as of the date of this Indenture or shall hereafter be created, incurred, assumed or guaranteed.

          "Subordinated Indebtedness" means the principal, premium, if any, and interest on any Indebtedness of the Company which by its terms is expressly subordinated in right of payment to the Securities.

          "Subsidiary" means a corporation the majority of whose voting stock is owned by the Company or a subsidiary of the Company. Voting stock is Capital Stock having voting power under ordinary circumstances to elect directors.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture.

          "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

          "Trust Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "United States" means the United States of America.

SECTION 1.02  Other Definitions.
              -----------------

          Term                                    Defined in Section
          ----                                    ------------------

          "Bankruptcy Law"                                6.01
          "Conversion Agent"                              2.03
          "current market price"                         11.04 (6)
          "Custodian"                                     6.01
          "Event of Default"                              6.01
          "Global Debentures"                             2.01
          "Indemnitees"                                   7.07
          "Legal Holiday"                                12.08
          "Losses"                                        7.07
          "Paying Agent"                                  2.03
          "Payment or Distribution"                      10.01
          "Registrar"                                     2.03
          "Rule 13e-3 Transaction"                       11.06


SECTION 1.03  Incorporation by Reference of Trust Indenture Act.
              -------------------------------------------------

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rules have the meanings assigned to them therein.

SECTION 1.04   Rules of Construction.
               ---------------------

          Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles in effect as of the time as such accounting principles are to be applied;

          (3)  "or" is not exclusive; and

          (4) words in the singular include the plural, and in the plural include the singular.

                                   ARTICLE 2

                                THE SECURITIES

SECTION 2.01   Dating; Incorporation of Form in Indenture.
               ------------------------------------------

          The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication. The Securities shall be issuable and represented by one or more global debentures in bearer form without interest coupons in substantially the form set forth in Exhibit A (the "Global Debentures").

          The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.02   Execution and Authentication.
               ----------------------------

          Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $____ million upon the execution of the Indenture and a written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.08.

          The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

          The Securities shall be issuable only in denominations of $1,000 principal amount and any integral multiple thereof.

SECTION 2.03   Registrar and Agents.
               --------------------

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent"), an office or agency where Securities may be presented for conversion ("Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The Company or any Subsidiary may act as Paying Agent and/or Conversion Agent. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.

          The Company may change any Paying Agent, Registrar, Conversion Agent or Co-Registrar on sixty (60) days' prior notice to the Trustee. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

          The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands.

SECTION 2.04   Paying Agent to Hold Money in Trust.
               -----------------------------------

          At least one Business Day before each due date of the principal of and interest on any Securities, the Company shall deposit with each Paying Agent a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium if any, or interest on the Securities and to notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company or a Subsidiary thereof) shall have no further liability for the money.

          The final installment of principal of and premium, if any, on this Security shall be payable only upon surrender of this Security at the office or agency of the Trustee in the Borough of Manhattan, City and State of New York or the city of Cleveland, State of Ohio. Payments of principal of and premium, if any, and interest on this Security shall be made at the office or agency of the Trustee maintained in the Borough of Manhattan, City and State of New York or the city of Cleveland, State of Ohio, or, in the case of any such payments other than the final Payment of principal and premium, if any, at the Company's option, by check mailed to the Person entitled thereto at such Person's address last appearing on the Company's register.

SECTION 2.05   Securityholder Lists.
               --------------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Registrar shall furnish to the Trustee at least seven Business Days prior to each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders. The Trustee may destroy any such list upon receipt of a replacement list. The Paying Agent will solicit from each Securityholder a certification of social security number or taxpayer identification number in accordance with its customary practice and as required by law, unless the Paying Agent is in possession of such certification. Each Paying Agent is authorized to impose back-up withholding with respect to payments to be made to Securityholders to the extent required by law.

SECTION 2.06   Transfer and Exchange.
               ---------------------

          When a Security is presented to the Registrar or a co-registrar with a request to register the transfer, the Registrar or co-registrar shall register the transfer as requested and when Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall make the exchange as requested provided that every Security presented or surrendered for registration or transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney-in-fact duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee or any authenticating agent shall authenticate Securities at the Registrar's or co-registrar's request. No service charge shall be made for any registration of transfer or exchange of Securities but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.10, 3.06,
9.05 or 11.02 not involving any transfer.

          The Registrar shall not be required (i) to issue, register the transfer of, or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 and ending at the close of business on the day of selection,
(ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to register the transfer or exchange of any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 and ending at the close of business on the day interest is to be paid on such Securities.

          The Company and the Registrar may refuse to register the transfer of any Security if, pursuant to Article V of the Company's Articles of Incorporation, as amended, the Board of Directors or its designee shall determine in good faith that the effect of the transfer, upon any subsequent conversion of that Security, would be to (i) jeopardize the continued qualification of the Company as a real estate investment trust under Section 856(a)(6) of the Code or (ii) result in one person becoming the beneficial owner of at least 9.9% in value or in number of the outstanding Capital Stock, whichever is more restrictive, of the Company. For the purpose of the preceding sentence, a person shall be considered to beneficially own shares of Capital Stock which are owned directly by such person (held of record by such person or such person's nominee or nominees) and owned indirectly by such person pursuant to Sections 542, 544 and 856 of the Code or the regulations promulgated thereunder. The Company shall advise the Registrar in writing promptly of any such determination by the Board of Directors with respect to any Security, identifying such Security by Holder and other appropriate method, and shall instruct the Registrar not to register the transfer of such Security. The Registrar shall not be liable to the Company, Holders of Securities or any other persons for transfers of Securities effected prior to its receipt of such instructions from the Company and the Company shall indemnify the Registrar for all fees, costs and expenses (including, but not limited to, attorneys' fees and expenses) incurred by it in connection with refusing to transfer Securities as instructed by the Company.

SECTION 2.07   Book-Entry Provisions for Global Debentures.
               -------------------------------------------

          The Global Debentures shall (i) be in bearer form in accordance with
Section 2.1of this Indenture and (ii) be delivered to the Trustee as custodian for The Depository Trust Company ("DTC").

          Rights of members of, or participants in DTC shall be limited with respect to any Global Debenture held on their behalf by the Trustee in accordance with Section 2.13 hereof.

          Transfers of a Global Debenture shall be limited to transfers of such Global Debenture in whole, but not in part, to DTC. Interests of beneficial owners in a Global Debenture may be transferred in accordance with the rules and procedures of DTC, and the provisions of this Article 2.

          Physical Debentures shall be transferred to all beneficial owners, as definitive registered Securities, in exchange for their beneficial interests in the Global Debentures, only if (i) DTC notifies the Company or the Trustee that it is unwilling or unable to continue as depositary for the Global Debentures, as the case may be, and a successor depositary is not appointed by the Company within 90 days of such notice; (ii) at any time, the Company determines that the Global Debentures, in whole but not in part, should be exchanged for definitive registered Securities, but only if, such exchange is required by any applicable law, any event beyond the control, or payments on any Global Debenture, depositary interest or book-entry interest, or would become, subject to any deduction or withholding for taxes; (iii) the Trustee is at any time unwilling or unable to continue as book-entry depositary and the Company does not appoint a successor within 90 days; or (iv) an Event of Default has occurred and is continuing and the Trustee has received a request to the foregoing effect from the Holder.

          In connection with any transfer of a portion of the beneficial interests in a Global Debenture to beneficial owners pursuant to the above paragraph of this Section 2.8, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Debenture in an amount equal to the principal amount of the beneficial interest in such Global Debenture to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver to each beneficial owner identified by the Depositary or, if applicable, by Euroclear or Clearstream, in exchange for its beneficial interest in the Global Debenture an equal aggregate principal amount of Physical Debentures of authorized denominations.

          In connection with the transfer of the entire Global Debenture to beneficial owners pursuant to this Section 2.07, the Global Debenture shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC or, if applicable, by Euroclear or Clearstream, in exchange for its beneficial interest in the Global Debenture an equal aggregate principal amount of Physical Debentures of authorized denominations.

          The registered holder of a Global Debenture may grant proxies and otherwise authorize any person to take any action which a Holder is entitled to take under this Indenture or the Securities.

          Beneficial owners of interests in a Global Debenture may receive Physical Debentures in accordance with the procedures of DTC. In connection with the execution, authentication and delivery of such Physical Debentures, the Registrar shall reflect on its books and records a decrease in the principal amount of the relevant Global Debenture, in registered form, equal to the principal amount of such Physical Debentures and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Debentures having an equal aggregate principal amount.

SECTION 2.08   Replacement Securities.
               ----------------------

          If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee and the Company are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company to protect the Company and is sufficient in the judgment of the Trustee to protect the Trustee or any Agent from any loss which it may suffer if a Security is replaced. The Company and the Trustee may charge for its expense in replacing a Security.

SECTION 2.09   Outstanding Securities.
               ----------------------

          Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.09 as not outstanding.

          If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent (other than the Company or a subsidiary) holds on a Redemption Date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          A Security does not cease to be outstanding, other than as set forth in the definition of such term, because the Company or an Affiliate holds the Security.

SECTION 2.10   Temporary Securities.
               --------------------

          Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have non-material variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities upon written order of the Company signed by two Officers. Until so exchanged, temporary Securities represent the same rights as definitive Securities. Upon request of the Trustee, the Company shall provide a certificate to the effect that the temporary Securities meet the requirements of the second sentence of this Section 2.10.

SECTION 2.11   Cancellation.
               ------------

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or conversion and destroy cancelled Securities and deliver a certificate of such destruction upon written request to the Company unless the Company directs the Trustee in writing prior to such destruction to deliver cancelled Securities to the Company. Subject to Sections 2.08, 3.06 and the second paragraph of Section 11.02, the Company may not issue Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation or that a Securityholder has converted pursuant to
Article 11 hereof.

SECTION 2.12   Defaulted Interest.
               ------------------

          If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest to the Persons who are Securityholders on a subsequent special record date. After the deposit by the Company with the Trustee of money sufficient to pay such defaulted interest, the Trustee shall fix the special record date and payment date. Each such special record date shall be not less than 10 days prior to such payment date. Each such payment date shall be not more than 60 days after the deposit by the Company of money to pay the defaulted interest. At least 15 days before the special record date, the Company shall mail to each Securityholder, with a copy to the Trustee, a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid.

SECTION 2.13   Persons Deemed Owners.
               ---------------------

          Members of, or participants in, DTC shall have no rights under this Indenture with respect to any Global Indenture held on their behalf by the Trustee, and the Trustee may be treated by DTC, the Company and any agent of the Company as the absolute owner of the Global Debentures for all purposes
whatsoever.   Notwithstanding the foregoing, nothing herein shall prevent the
Company, the Trustee, DTC or any agent of such, from giving effect to any written certification, proxy or other authorization furnished by the Trustee or DTC regarding the operation of customary practices governing the exercise of the rights of a Holder of any Security.

SECTION 2.14   CUSIP Number.
               ------------

          The Company may use a "CUSIP" number when issuing the Securities, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.


                                   ARTICLE 3

                                  REDEMPTION

SECTION 3.01   Notices to Trustee.
               ------------------

          The provisions of Sections 3.01, 3.02, 3.03 and 3.05 of this Article 3 shall apply solely to redemptions provided for in clause (i) of Paragraph 5 of the Securities. Redemptions provided for in clause (ii) of said Paragraph 5 shall be effected as provided in said Paragraph 5 or as otherwise agreed by the Company and the Trustee. The provisions of Sections 3.04 and 3.06 of this
Article 3 shall apply to all redemptions.

          If the Company wants to redeem the Securities pursuant to the optional redemption provisions of Paragraph 5 of the Securities, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed. The notice shall be in writing and accompanied by an Officers' Certificate stating that the redemption complies with the provisions of this Indenture.

          The Company shall give each notice provided for in this Section 3.01 in writing and at least 45 but not more than 60 days before the Redemption Date or such other period as the Company and the Trustee may agree.

SECTION 3.02   Selection of Securities to be Redeemed.
               --------------------------------------

          If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method that the Trustee considers fair and appropriate under the circumstances. The Trustee shall promptly notify the Company of the Securities to be so called for redemption. The Trustee shall make the selection from Securities outstanding and not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000 principal amount. Securities and portions of them it selects shall be in principal amounts of $1,000 or multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee's selection of Securities for redemption by any method authorized by this Section 3.02 shall be conclusively deemed reasonable.

SECTION 3.03   Notice of Redemption by the Company.
               -----------------------------------

          At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed, with a copy to the Trustee.

The notice shall identify the Securities to be redeemed and shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3)  the name and address of the Paying Agent and the Conversion
               Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (5) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date; and

          (6) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

          At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. If a CUSIP number is listed in such notice or printed on the Security, the notice shall state that no representation is made as to the correctness or accuracy of such CUSIP number.

SECTION 3.04   Effect of Notice of Redemption.
               ------------------------------

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

SECTION 3.05   Deposit of Redemption Price.
               ---------------------------

               At least one Business day prior to the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust or cause such Subsidiary to segregate and hold in trust) in immediately available funds money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any funds deposited but not required for that purpose.

SECTION 3.06   Securities Redeemed in Part.
               ---------------------------

          Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07   Conversion Arrangement on Call for Redemption.
               ---------------------------------------------

          In connection with any redemption of Securities which the Holder does not elect to convert or which the Company has refused to convert pursuant to
Section 11.13, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment banking firms or other purchasers to purchase such Securities by paying to the Trustee in trust for the Securityholders, on or before the close of business on the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the redemption price of such Securities, together with interest accrued to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is made, any Securities not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article
11) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption, subject to payment by the purchasers as specified above. The Trustee shall hold and dispose of any such amount paid to it in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in the Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, claim, damage, fine, penalty, liability or expense (including, but not limited to, attorneys' fees and expenses) arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE 4

                                   COVENANTS

SECTION 4.01   Payment of the Securities.
               --------------------------

          The Company shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal and premium, if any, at the rate borne by the Securities; it shall pay interest, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, on overdue installments of interest at the same rate to the extent lawful.

SECTION 4.02   SEC Reports.
               ------------

          The Company shall file with the Trustee, promptly after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company shall also comply with the other provisions of TIA
(S)314(a).

          So long as the Securities remain outstanding, the Company shall cause its annual reports to shareholders (containing audited financial statements) and any other financial reports furnished by it to shareholders to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

SECTION 4.03   Waiver of Stay, Extension or Usury Laws.
               ----------------------------------------

          The Company expressly waives (to the extent that it may lawfully do so) any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of (premium, if any) or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture.

SECTION 4.04   Notice Of Default.
               ------------------

          The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, within 10 days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default.

SECTION 4.05   Compliance Certificates.
               ------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision and

          (2) to the best of his knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him and the nature and status thereof.

          The Company will give the Trustee written notice of a change in the fiscal year of the Company, within a reasonable time after such change is effected.

SECTION 4.06   Limitation on Dividends and Other Distributions.
               ------------------------------------------------

          The Company will not declare or pay any dividends or make any distribution to holders of its Capital Stock (other than dividends or distributions payable in Capital Stock of the Company or other than as the Company determines is necessary to maintain its status as a "real estate investment trust"), or purchase, redeem or otherwise acquire or retire for value any of its Capital Stock or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of the Company's Capital Stock if at the time of such action an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

          Notwithstanding the foregoing, the provisions of this Section 4.06 will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration; or (ii) the retirement of any share of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other shares of its Capital Stock.


                                   ARTICLE 5

                             SUCCESSOR CORPORATION

SECTION 5.01   When Company May Merge, etc.
               ----------------------------

          The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person in any transaction in which the Company is not the continuing or surviving entity unless (i) the resulting, surviving or transferee Person is a corporation or trust which assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; (ii) such corporation or trust is organized and existing under the laws of the United States, a State thereof or the District of Columbia although it in turn may be owned by a foreign entity; (iii) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing, and the Officers' Certificate referred to in the following clause reflects that such Officers are not aware of any such Default or Event of Default that shall have happened and be continuing, and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all obligations of the Company shall terminate.


SECTION 5.02   Successor Corporation or Trust Substituted.
               -------------------------------------------

          Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation or trust formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such a successor corporation or trust has been named as the Company herein.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

SECTION 6.01   Events of Default.
               ------------------

               An "Event of Default" occurs if:

               (l) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days;

               (2) the Company defaults in the payment of the principal of (and premium, if any, on) any Security when the same becomes due and payable at maturity, upon redemption or otherwise (including payment pursuant to Paragraph 5(i) of the Securities) and the default continues for five Business Days but no Event of Default shall have occurred if payment pursuant to Paragraph 5(ii) of the Security is prevented or opposed by a Holder of the Security;

               (3) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified in the last paragraph of this
          Section 6.01;

               (4) there shall be a default under any bond, debenture, note or other evidence of Indebtedness or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company, whether any such Indebtedness now exists or shall hereafter be created, if (a) either (i) such event of default results from the failure to pay any such Indebtedness at maturity or (ii) as a result of such event of default, the maturity of such Indebtedness has been accelerated prior to its stated maturity and such acceleration shall not be rescinded or annulled or the accelerated amount paid within ten days after notice to the Company of such acceleration, or such Indebtedness having been discharged and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon, or the maturity of which has been so accelerated, aggregates $1,000,000 or more;

               (5) the Company pursuant to or within the meaning of any Bankruptcy Law:

                    (A) commences a voluntary case or proceeding,

                    (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                    (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                    (D) makes a general assignment for the benefit of its creditors; or

               (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law:

                    (A) for relief against the Company in an involuntary case or proceeding,

                    (B) appointing a Custodian of the Company for all or substantially all of its property, or

                    (C)  ordering the liquidation of the Company,

          and the order or decree remains unstayed and in effect for 90 days.

          The term "Bankruptcy Law" means Title 11 U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

          A default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of a majority in principal amount of the Securities then outstanding notify the Company and the Trustee, of the default and the Company does not cure the default within 60 days after receipt of such notice. The notice must specify the default, demand that it be remedied and state the notice is a "Notice of Default." The Trustee shall give such notice to the Company only if directed to do so in writing by the Holders of a majority in principal amount of the Securities then outstanding. Such notice by the Trustee shall not be deemed to be a certification by the Trustee as to whether an Event of Default has occurred.

SECTION 6.02   Acceleration.
               -------------

          If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of a majority in principal amount of the Securities then outstanding by notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Securities plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations under the Securities and this Indenture, other than obligations under Section 7.07, shall terminate. The Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if (x) all existing Events of Default, other than the non-payment of the principal of the Securities, which have become due solely by such declaration of acceleration, have been cured or waived, (y) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, and (z) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

SECTION 6.03   Other Remedies.
               ---------------

          If an Event of Default occurs and is continuing the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal (and premium, if any) or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of such right or remedy or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 6.04   Waiver of Defaults and Events of Default.
               -----------------------------------------

          Subject to Section 9.02, the Holders of a majority in principal amount of the Securities then outstanding, on behalf of the Holders of all of the Securities, by written notice to the Trustee may waive a Default or Event of Default and its consequences. When a Default or Event of Default is waived, it is considered to be cured and ceases to exist.

SECTION 6.05   Control by Majority.
               --------------------

          The Holders of a majority in principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on it. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability or for which the Trustee does not have adequate indemnification pursuant to Section 7.01(e); provided that the Trustee may take
                                             --------
any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.06   Rights of Holders to Receive Payment.
               -------------------------------------

          Subject to Article 10, notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to convert the Security or to bring suit for the enforcement of such right shall not be impaired or affected without the consent of the Holder.

SECTION 6.07   Limitation on Suits.
               --------------------

          A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any fee, loss, liability or expense satisfactory to the Trustee;

          (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

          (5) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

SECTION 6.08   Collection Suit by Trustee.
               ---------------------------

          If an Event of Default in payment of interest or principal (and premium, if any) specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of unpaid principal (and premium, if any) and accrued interest remaining unpaid, together with interest on overdue principal (and premium, if any) and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel.

SECTION 6.09   Trustee May File Proofs of Claim.
               ---------------------------------

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

SECTION 6.10   Priorities.
               -----------

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          FIRST:   to the Trustee for amounts due under Section 7.07;

          SECOND:  to holders of Senior Indebtedness to the extent required by
          Article 10;

          THIRD:   to the holders of the Securities; and

          FOURTH:  to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.09.

 SECTION 6.1   Undertaking for Costs.
               ----------------------

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.06, or a suit by Holders of more than 10% in principal amount of the Securities then outstanding, or a suit by any holder of Senior Indebtedness.


                                   ARTICLE 7

                                    TRUSTEE

SECTION 7.01   Duties of Trustee.
               ------------------

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

               (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

               (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions which by any provision hereof are specifically required to be delivered or furnished to the Trustee to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (l) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

               (2) The Trustee shall not be liable for any error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

               (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

               (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02   Rights of Trustee.
               ------------------

          (1) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Section 12.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (3) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of such agents or attorneys appointed with due care and shall not be responsible for their supervision.

          (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (5) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

          (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the fees, costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

SECTION 7.03   Individual Rights of Trustee.
               -----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, is subject to Sections
7.10 and 7.11.

SECTION 7.04   Trustee's Disclaimer.
               ---------------------

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or the shares of common stock issuable upon conversion of the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Securities other than its certificate of authentication or in any document used in the sale of the Securities other than any statement in writing provided by the Trustee expressly for use in such document.

SECTION 7.05   Notice of Defaults.
               -------------------

          If a Default or Event of Default occurs and is continuing and if it is actually known to a Trust Officer of the Trustee, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a default in payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default hereunder unless and until a Trust Officer shall have actual knowledge thereof. The Trustee shall not be deemed to have actual knowledge of a Default or an Event of Default hereunder, except in the case of a Default or an Event of Default under Sections 6.01(1) or 6.01(2) at such time as the Trustee is also the Paying Agent, until a Trust Officer of the Trustee at its Corporate Office receives written notice thereof from the Company or any Securityholder that such a Default or an Event of Default has occurred.

SECTION 7.06   Reports by Trustee to Holders.
               ------------------------------

          Within 60 days after each _______ beginning with ____________, the Trustee, if required by the provisions of TIA (S)313(a), shall mail to each Securityholder a brief report dated as of such date that complies with TIA
(S)313(a).  The Trustee also shall comply with TIA (S)313(b) and (S)313(c).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company agrees to notify the Trustee in writing whenever the Securities become listed or delisted on or from any stock exchange.

SECTION 7.07   Compensation and Indemnity.
               ---------------------------

          The Company shall pay to the Trustee from time to time reasonable compensation for its services, including any extraordinary services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include, but shall not be limited to, the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company agrees to indemnify and hold the Trustee and its directors, officers, agents and employees (collectively the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (including the allocated costs and expenses of in-house counsel and legal staff) ("Losses") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which the Trustee is authorized to rely pursuant to the terms of the Indenture. In addition to and not in limitation of the immediately preceding sentence, the Company also agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of the Trustee's performance under the Indenture, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. The provisions of this Section shall survive expiration or termination of this Indenture. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity.

          The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through the Trustee's negligence, bad faith or willful misconduct.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, subject to Section 6.10, except with respect to funds held in trust for the benefit of holders of particular securities.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy or comparable law.

SECTION 7.08   Replacement of Trustee.
               -----------------------

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2)  the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

          If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its reasonable fees and expenses hereunder, transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee with respect to reasonable expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise with respect to the Securities or the Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

SECTION 7.09   Successor Trustee by Merger, etc.
               ---------------------------------

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10   Eligibility; Disqualification.
               ------------------------------

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S)310(a)(1). The Trustee shall always have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee shall be subject to TIA
(S)310(a)(5) concerning inability of a trustee to be a direct or indirect obligor of the Securities. The Trustee shall comply with TIA (S)310(b), including the optional provision permitted by the second sentence of TIA
(S)310(b)(9).

SECTION 7.11   Preferential Collection of Claims Against Company.
               --------------------------------------------------

          The Trustee is subject to TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). A Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated therein.

                                   ARTICLE 8

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01   Discharge of Liability on Securities.
               -------------------------------------

          When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.08) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash or, if permitted by the terms hereof, securities sufficient to pay the Principal and interest of all outstanding Securities (other than Securities replaced pursuant to Section 2.08), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.07, cease to be of further effect. The Trustee shall join in the execution of a document (in form and substance reasonably satisfactory to the Trustee) prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

SECTION 8.02   Repayment to the Company.
               -------------------------

          The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be published once in The Wall Street Journal or a newspaper of general circulation in the
        -----------------------
City of New York or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

          Upon any such disposition, all liability of the Trustee with respect to such funds shall cease. In the absence of any such written request, the Trustee shall from time to time deliver such unclaimed funds to or as directed by pertinent escheat authority, as identified by the Trustee in its sole discretion, pursuant to and in accordance with applicable unclaimed property laws, rules or regulations. Any such delivery shall be in accordance with the customary practices and procedures of the Trustee and the escheat authority.
All moneys held by the Trustee and subject to this Section shall be held uninvested and without liability for interest thereon. Before making any payment under this Section 8.02, the Trustee shall be entitled to receive at the Company's expense an opinion of counsel to the effect that said payment is permitted under applicable law.

                                   ARTICLE 9

                            AMENDMENTS AND WAIVERS

SECTION 9.01   Without Consent of Holders.
               ---------------------------

          The Company and the Trustee may amend or supplement this Indenture (any indenture supplemental hereto to be in a form satisfactory to the Trustee) or the Securities without consent of any Securityholder:

          (1)  to comply with Section 5.01 and 11.10;

          (2) to provide for uncertificated Securities in addition to or in place of certificated Securities, or

          (3) to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely affect the rights of any Securityholder.

          The Trustee shall be entitled to receive upon request an Opinion of Counsel to its satisfaction with respect to any supplement to this Indenture without consent of the Holders that all conditions precedent have been satisfied.

SECTION 9.02   With Consent of Holders.
               ------------------------

          The Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least 66 2/3% in principal amount of the Securities then outstanding. The Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. Without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

          (2) reduce the rate of or extend the time for payment of interest on any Security;

          (3) reduce the principal or redemption price of or extend the fixed maturity of any Security;

          (4) waive (except, unless theretofore cured) a default in the payment of the principal of (and premium, if any on), interest on or redemption amounts with respect to any Security;

          (5) make any Security payable in currency other than that stated in the Security;

          (6)  make any change in Sections 6.04, 6.06 or 9.02;

          (7) make any change that adversely affects the right to convert any Security; or

          (8) make any change in Article 10 that adversely affects the rights of any Securityholder.

          To secure a consent of the Holders under this Section, it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver; rather, it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment.

SECTION 9.03   Compliance with Trust Indenture Act.
               ------------------------------------

          Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04   Revocation and Effect of Consents.
               ----------------------------------

          Subject to this Indenture, each amendment, waiver or instrument evidencing other action shall become effective in accordance with its terms. Until an amendment, waiver or other action becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

          The Trustee may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies) and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment, waiver or other action becomes effective, pursuant to Section 9.01 or Section 9.02, as the case may be, it shall bind every Securityholder.

SECTION 9.05   Notation on or Exchange of Securities.
               --------------------------------------

          If an amendment or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06   Trustee to Sign Amendments, etc.
               --------------------------------

          The Trustee need not sign any amendment that adversely affects its rights or interests, as determined by the Trustee in its sole discretion. In signing or refusing to sign any amendment the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture. The Company may not sign an amendment until its Board of Directors approves it.


                                  ARTICLE 10

                           SUBORDINATION; SENIORITY

SECTION 10.01  Securities Subordinated to Senior Indebtedness.
               -----------------------------------------------

          (a) The Company agrees, and each Holder of the Securities by his acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Securities (all of the foregoing, a "Payment or Distribution") is subordinated and junior in right of payment, to the extent and in the manner provided in this Article 10, except as provided in
Section 8.02, to the prior payment in full in cash of all Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed.

          A Payment or Distribution shall include any asset of any kind or character which is not unacceptable to the Trustee, and may consist of cash, securities or other property, by set-off or otherwise, and shall include, without limitation, any purchase, redemption or other acquisition of the Securities or the making of any deposit of funds or securities pursuant to this Indenture (including, without limitation, any deposit pursuant to Article 8 hereof).

          (b) The Senior Indebtedness of the Company shall continue to be Senior Indebtedness and entitled to the benefit of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to the Senior Indebtedness or the extension or renewal or refinancing of the Senior Indebtedness.

          (c) All the provisions of this Indenture and the Securities shall be subject to the provisions of this Article 10 so far as they may be applicable thereto, except that nothing in this Article 10 shall apply to claims for, or payments to, the Trustee under or pursuant to Section 7.07.

          (d) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company, any Paying Agent, the Holders of the Securities, the Trustee or the holders of the Senior Indebtedness, or by any noncompliance by the Company, any Paying Agent, the Holders of the Securities or the Trustee with any of the terms, provisions and covenants of the Securities or this Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

          (e) In the event that the Securities are declared due and payable before their expressed maturity because of the occurrence of a default hereunder, the Company will give prompt notice in writing of such happening to the holders of Senior Indebtedness.

SECTION 10.02  Company Not to Make Payments with Respect to Securities in
               ----------------------------------------------------------
               Certain Circumstances.
               ----------------------

          No Payment or Distribution shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities, whether upon stated maturity, upon redemption or acceleration, or otherwise, or on account of the purchase or other acquisition of Securities, whether upon stated maturity, upon redemption or acceleration, or otherwise, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness permitting the acceleration thereof or with respect to the payment of any Senior Indebtedness and (a) such default is the subject of a judicial proceeding or (b) notice of such default in writing or by telegram has been given to the Company by any holder or holders of any Senior Indebtedness, unless and until the Company shall have received written notice from such holder or holders that such default or event of default shall have been cured or waived or shall have ceased to exist.

          Upon any acceleration of the principal of the Securities or any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for to the satisfaction of the holders thereof, before any Payment or Distribution is made on account of the redemption price or principal of (and premium, if any) or interest on the Securities; and (subject to the power of a court of competent jurisdiction to make other equitable provision, which shall have been determined by such court to give effect to the rights conferred in this Article upon the Senior Indebtedness and the holders thereof with respect to the Securities or the Holders thereof or the Trustee, by a lawful plan of reorganization or readjustment under applicable law) upon any such dissolution or winding up or liquidation or reorganization, any Payment or Distribution by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such Payment or Distribution directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any Payment or Distribution is made to the Holders of the Securities or to the Trustee, except that the Trustee will have a lien for the payment of its fees and expenses.

          In the event that, notwithstanding the foregoing, any Payment or Distribution by the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full in cash, or provision is made for such payment to the satisfaction of the holders thereof, and if such fact shall then have been or thereafter be made known to a Trust Officer of the Trustee or, as the case may be, such Holder, then and in such event such Payment or Distribution shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent Payment or Distribution to or for the holders of such Senior Indebtedness, and, until so delivered, the same shall be held in trust by any Holder of a Security as the property of the holders of Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the obligations of the Holders of the Securities hereunder to the holders of Senior Indebtedness: (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and/or
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 10.03  Subrogation of Securities.
               --------------------------

          Subject to the payment in full in cash of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of all Senior Indebtedness at the time outstanding, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive Payments or Distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no Payments or Distributions to the holders of Senior Indebtedness to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

          Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the company referred to in this Article, the Trustee, subject to the provisions of Section 7.01, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 10.04  Authorization by Holders of Securities.
               ---------------------------------------

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder of the Security and the holders of Senior Indebtedness, the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Securities and to effectuate the full benefit of the subordination contained herein. Upon failure of the Trustee so to do, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim.

SECTION 10.05  Notices to Trustee.
               -------------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until a Trust Officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received more than three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of (premium, if any) or interest on any Security) with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 10.06  Trustee's Relation to Senior Indebtedness.
               ------------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 7.11 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article 10 or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder unless a Trust Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 12.02. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article 10 and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 10.07  No Impairment of Subordination.
               -------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, the Trustee or the Holder of any of the Securities or by any act, or failure to act, in good faith, by any such holder of Senior Indebtedness, or by any noncompliance by the Company, the Trustee or the Holder of any of the Securities with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

SECTION 10.08  Article 10 Not To Prevent Events of Default.
               --------------------------------------------

          The failure to make a payment on account of principal of (premium, if any) or interest on the Securities by reason of any provision in this Article 10 shall not be construed as preventing the occurrence of an Event of Default under
Section 6.01.

SECTION 10.09  Paying Agents other than the Trustee.
               -------------------------------------

          In any case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 10 in addition to or in place of the Trustee.

SECTION 10.10  Securities Senior to Subordinated Indebtedness.
               -----------------------------------------------

          The indebtedness represented by the Securities will be senior and prior in right of payment to all Subordinated Indebtedness, to the extent and in the manner provided in such Subordinated Indebtedness.

                                  ARTICLE 11

                           CONVERSION OF SECURITIES

SECTION 11.01  Right of Conversion; Conversion Price.
               --------------------------------------

          The Holder of any Security or Securities shall have the right, at their option, at any time after _______________, 2001 and before the close of business on _________, 2001 (except that, with respect to any Security or portion of a Security which shall be called for redemption, such right shall terminate at the close of business on the Business Day immediately preceding the date fixed for redemption of such Security or portion of a Security unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article 11, the principal of any such Security or Securities or any portion thereof which is $1,000 principal amount or an integral multiple thereof into shares of common stock of the Company, initially at the conversion price per share of $11.00; or, in case an adjustment of such price has taken place pursuant to the provisions of Section 11.04, then at the price as last adjusted (such price or adjusted price being referred to herein as the "conversion price"), upon surrender of the Security or Securities, the principal of which is so to be converted, accompanied by written notice of conversion duly executed, to the Company, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his duly authorized representative in writing. For convenience, the conversion of any portion of the principal of any Security or Securities into shares of common stock of the Company is hereinafter sometimes referred to as the conversion of such Security or Securities.

SECTION 11.02  Issuance of Shares on Conversion.
               ---------------------------------

          As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the Holder of the Security or Securities so surrendered, certificates representing the number of fully paid and nonassessable shares of common stock of the Company into which such Security or Securities may be converted in accordance with the provisions of this Article 11. Such conversion shall be deemed to have been made as of the close of business on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof with a written notice of conversion duly executed, so that the rights of the Holder of such Security or Securities as a Securityholder shall cease at such time and, subject to the following provisions of this paragraph, the person or persons entitled to receive the shares of common stock upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of common stock at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that no
                                                   --------  -------
such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of common stock upon such conversion as the record holder or holders of such shares of common stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of common stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the conversion price in effect on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof, as if the stock transfer books of the Company had not been closed. The Company shall give or cause to be given to the Trustee written notice whenever the stock transfer books of the Company shall be closed.

          Upon Conversion of any Security which is converted in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in principal amount equal to the unconverted portion of such Security.

SECTION 11.03  No Adjustment for Interest or Dividends.
               ----------------------------------------

          No payment or adjustment in respect of interest on the Securities or dividends on the shares of common stock shall be made upon the conversion of any Security or Securities; provided, however, that if a Security or any portion
                        --------  -------
thereof shall be converted subsequent to any regular record date and on or prior to the next succeeding interest payment date, the interest falling due on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the person in whose name such Security is registered at the close of business on such regular record date and Securities surrendered for conversion during the period from the close of business on any regular record date to the opening of business on the corresponding interest payment date must be accompanied by payment of an amount equal to the interest payable on such interest payment date.

SECTION 11.04  Adjustment of Conversion Price.
               -------------------------------

          (1) In case the Company shall pay or make a dividend or other distribution on any class of Capital Stock of the Company in shares of common stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of common stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed or such determination.

          (2) In case the Company shall issue rights or warrants to all or substantially all holders of its shares of common stock entitling them to subscribe for or purchase shares of common stock at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section) of the shares of common stock on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of common stock outstanding at the close of business on the date fixed for such determination plus the number of shares of common stock which the aggregate of the subscription price of the total number of shares of common stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of common stock outstanding at the close of business on the date fixed for such determination plus the number of shares of common stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that all of the shares of common stock subject to such rights or warrants have not been issued when such rights or warrants expire, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of common stock issued upon the exercise of such rights or warrants. For the purposes of this paragraph (2), the number of shares of common stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of common stock. The Company will not issue any rights or warrants in respect of shares of common stock held in the treasury, if any, of the Company.

          (3) In case the outstanding shares of common stock shall be subdivided into a greater number of shares, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of common stock shall each be combined into a smaller number of shares, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of shares of common stock evidences of indebtedness or assets (including securities, but excluding any (i) rights or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution not prohibited by Section 4.06 hereof and (iii) any dividend or distribution referred to in paragraph (l) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the day fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the shares of common stock on the date fixed for such determination less the then fair market value as determined by the Board of Directors of the Company (whose determination shall be conclusive and described in a resolution of the Board of Directors of the Company filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of common stock and the denominator shall be such current market price per share of the shares of common stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

          (5) In case the shares of common stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a stock dividend described in paragraph (l) or paragraph (3) of this Section, or a consolidation, merger or sale of assets described in Section 11.10), then and in each such event the Holders of Securities shall have the right thereafter to convert such Securities into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of common stock into which such Securities might have been converted immediately prior to such reorganization, reclassification or change.

          (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of common stock on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive Business Days selected by the Company commencing not more than 30 and not less than 20 Business Days before the date in question.

          (7) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (7)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (7) shall be made to the nearest cent.

          (8) The Company may, but shall not be required to, make such reductions in the conversion price, in addition to those required by paragraphs
(l), (2), (3) and (4) of this Section, as the Company's Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of common stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company's Board of Directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Section 11.04 and its actions in so doing shall be final and conclusive.

          (9) No adjustment in the conversion price shall be required for a transaction referred to in paragraphs (1) through (5) of this Section if the Company, in its sole discretion, permits Holders to participate in the transaction upon a basis and with such notice as the Board of Directors determines to be fair and adequate relative to the participation by, and notice to, holders of Common Stock. No adjustment in the conversion price shall be required for a change in par value of Common Stock or a change in such stock from par value to stock without par value.

SECTION 11.05  Notice of Adjustment of Conversion Price.
               -----------------------------------------

          Whenever the conversion price is adjusted as herein provided:

               (a) the Company shall compute the adjusted conversion price in accordance with Section 11.04 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 2.03 and with the Trustee; and

               (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

               (c) If the conversion price is adjusted and the Company fails to file an Officer's Certificate with the Trustee as provided by Section 11.05(a) and the Trustee is acting as the Conversion Agent, the Trustee shall be entitled to rely on the conversion price set forth in the Officers' Certificate most recently received by the Trustee (or as set forth in this Indenture if the conversion price shall not have been adjusted).

SECTION 11.06  Notice of Certain Corporate Action.
               -----------------------------------

          (1)  In case:

          (a) the Company shall authorize the granting to holders of its shares of common stock of rights or warrants entitling them to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or

          (b) of any reclassification of the shares of common stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 2.03 and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause
(a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of common stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of common stock of record shall be entitled to exchange their shares of common stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the conversion price applicable to the Securities and, if so, shall state what the adjusted conversion price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other holders.

          (2) In case the Company or any Affiliate of the Company shall propose with respect to the Company to engage in a "Rule 13e-3 Transaction" as defined in the SEC's Rule 13e-3 under the Securities Exchange Act of 1934, as amended, the Company shall, no later than the date on which any information with respect to such Rule 13e-3 Transaction is first required to be given to the SEC or any other person pursuant to such Rule 13e-3, cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, a copy of all information required to be given to the SEC or such other person pursuant to such Rule 13e-3. The information required to be given under this paragraph shall be in addition to and not in lieu of any other information required to be given by the Company pursuant to this Section 11.06 or any other provision of the Securities or this Indenture.

SECTION 11.07  Taxes on Conversions.
               ---------------------

          The Company will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of common stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of common stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 11.08  Fractional Shares.
               ------------------

          No fractional shares or scrip representing fractional shares shall be issued upon the conversion of Securities. If any such conversion would otherwise require the issuance of a fractional share an amount equal to such fraction multiplied by the current market price per share of common stock (determined as provided in paragraph (6) of Section 11.04) on the day of conversion shall be paid to the Holder in cash by the Company.

SECTION 11.09  Cancellation of Converted Securities.
               -------------------------------------

          All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Company, which shall dispose of the same as provided in Section 2.11.

SECTION 11.10  Provisions in Case of Consolidation, Merger or Sale of Assets.
               --------------------------------------------------------------

          (1) In case of any consolidation of the Company with, or merger of the Company into, any other Person or trust, or in case of any merger of another Person into the Company (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of common stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 11.01 to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of common stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

          (2) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

SECTION 11.11  Disclaimer by Trustee and Conversion Agent of Responsibility for
               ----------------------------------------------------------------
               Certain Matters.
               ----------------

          The Trustee (and each Conversion Agent other than the Company) shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion price, how it should be made or calculated or what it should be, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same. The Trustee (and each Conversion Agent other than the Company) shall not be accountable with respect to the validity, value, kind or amount of any shares of common stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it makes no representation with respect thereto. The Trustee (and each Conversion Agent other than the Company) shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of common stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Section 7.01, to comply with any of the covenants of the Company contained in this Article. The Trustee (and each Conversion Agent other than the Company) shall not at any time be under any duty or responsibility to determine or inquire whether as a result of any conversion of any Security any Person would then be deemed to own shares of common stock in excess of the limits prescribed in Article V of the Articles of Incorporation, as amended, of the Company.

SECTION 11.12  Covenant to Reserve Shares.
               --------------------------

          The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized shares of common stock, solely for the purpose of issuance upon conversion of Securities as herein provided, such number of shares of common stock as shall then be issuable upon the conversion of all outstanding Securities. The Company covenants that all shares of common stock which shall be so issuable shall be, when issued, duly and validly issued and fully paid and non-assessable. For purposes of this
Section 11.12, the number of shares of common stock which shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all outstanding Securities were held by a single holder.

SECTION 11.13  Refusal to Convert Securities to Protect REIT Status.
               ----------------------------------------------------

          The Company and the Conversion Agent may refuse to permit the conversion of any Security if, pursuant to Article V of the Company's
Articles of Incorporation, as amended, the Board of Directors or its designee shall determine in good faith that the effect of the conversion would be to (i) jeopardize the continued qualification of the Company as a real estate investment trust under Section 856(a)(6) of the Code or (ii) result in one person becoming the beneficial owner of at least 9.9% in value or in number of the outstanding Capital Stock, whichever is more restrictive, of the Company. For the purpose of the preceding sentence, a person shall be considered to beneficially own shares of Capital Stock which are owned directly by such person (held of record by such person or such person's nominee or nominees) and owned indirectly by such person pursuant to Sections 542, 544 and 856 of the Code or the regulations promulgated thereunder. The Company shall advise the Conversion Agent in writing promptly of any such determination by the Board of Directors with respect to any Security, identifying such Security by Holder and other appropriate method, and shall instruct the Conversion Agent not to effect the conversion of such Security. The Conversion Agent shall not be liable to the Company, Holders of Securities or any other persons for conversions of Securities effected prior to its receipt of such instructions from the Company and the Company shall indemnify the Conversion Agent for all fees, costs and expenses incurred by it in connection with refusing to consent Securities as instructed by the Company.


                                  ARTICLE 12

                                 MISCELLANEOUS

SECTION 12.01  Trust Indenture Act Controls.
               -----------------------------

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control. The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 12.02  Notices.
               --------

          Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or first class mail, postage prepaid (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture shall be by registered or certified mail, postage prepaid, return receipt requested), or by a nationally-recognized overnight express courier service (which notices or communications shall be deemed received the Business Day after the receipt thereof by such service), addressed as follows:

          if to the Company:

          Sizeler Property Investors, Inc.
          2542 Williams Boulevard
          Kenner, Louisiana  70062
          Attention:  Chief Financial Officer

          if to the Trustee:

          Chase Manhattan Trust Company, National Association
          250 West Huron Road, Suite 220
          Cleveland, Ohio 44113
          Attention: Institutional Trust Services

The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five
(5) Business Days after mailing if sent by registered or certified mail (except that a notice of change of address and of default shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a Securityholder shall be mailed to the address of such Securityholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

          If the Company mails any notice or communication to Securityholders, it shall mail a copy to the Trustee and all Agents at the same time.

SECTION 12.03  Communications by Holders with Other Holders.
               ---------------------------------------------

          Securityholders may communicate pursuant to TIA (S)312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S)312(c).

SECTION 12.04  Certificate and Opinion as to Conditions Precedent.
               ---------------------------------------------------

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 12.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel (which shall include the statements set forth in Section 12.05) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05  Statements Required in Certificate and Opinion.
               -----------------------------------------------

          Each Certificate and Opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (l) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, the has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with; and

          (5)  such other statements as the Trustee may reasonably request.

 SECTION 12.   Rules by Trustee and Agents.
               ----------------------------

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

SECTION 12.07  Record Date.
               ------------

          Whenever the Company or the Trustee solicits an act of Securityholders, the Company or the Trustee may fix in advance of the solicitation of such act a date as the record date for determining Securityholders entitled to perform said act. The record date shall be not more than 15 days prior to the date fixed for the solicitation of said act.

SECTION 12.08  Legal Holidays.
               ---------------

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banks or trust companies in the city in which either the Trustee or the Company is located are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.09  Governing Law.
               --------------

          The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law.

SECTION 12.10  No Adverse Interpretation of Other Agreements.
               ----------------------------------------------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.11  No Recourse Against Others.
               ---------------------------

          All liability described in Paragraph 17 of the Securities of any trustee, officer, employee or shareholder, as such, of the Company is waived and released.

SECTION 12.12  Successors.
               -----------

          All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.13  Multiple Counterparts.
               ----------------------

          The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 12.14  Table of Contents, Headings, etc.
               ---------------------------------

          The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 12.15  Severability.
               -------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                       SIZELER PROPERTY INVESTORS, INC.


                                       By: __________________________
                                       Its: _________________________



                                       CHASE MANHATTAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION


                                       By: __________________________
                                       Its: _________________________

                                   EXHIBIT A

                       SIZELER PROPERTY INVESTORS, INC.

           9.0% Convertible Subordinated Debenture Due July 15, 2009


               SIZELER PROPERTY INVESTORS, INC., a Maryland corporation, promises to pay to


9.0%                     S P E C I M E N          9.0%
DUE JULY 15, 2009                                 DUE JULY 15, 2009


or registered assigns, the principal sum of _______________ Dollars, on July 15, 2009


                Interest Payment Dates: January 15 and July 15
                      Record Dates: January 1 and July 1



          Additional provisions of this Security are set forth on other side of this Security.


Dated:


CERTIFICATE OF AUTHENTICATION

CHASE MANHATTAN TRUST COMPANY,
  NATIONAL ASSOCIATION                          SIZELER PROPERTY INVESTORS, INC.
as Trustee, certifies that
this is one of the Securities
referred to in the within
mentioned Indenture.


By: _____________________________               By: ____________________________
Authorized Signatory     SEAL                   Chairman of the Board

                                                By: ____________________________
                                                      President

                        SIZELER PROPERTY INVESTORS, INC.
           9.0% Convertible Subordinated Debenture Due July 15, 2009


          1.   Interest.  Sizeler Property Investors, Inc., a Maryland
               ---------
corporation, (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on January 15 and July 15 of each year. The first payment of interest will be made on January 15, 2002 in arrears to registered holders as of January 1, 2002. This payment will cover accrued interest at a rate of 8.0% from July 16, 2001 until the expiration of the exchange offer and at a rate of 9.0% from the expiration date of the exchange offer until January 15, 2002. Thereafter, interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from _______________; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          2.   Method of Payment.  The Company will pay interest on the
               ------------------
Securities (except defaulted interest) to the persons who are the registered Holders of the Securities at the close of business on the January 1 or July 1 next preceding the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money. It may mail an interest check to a Holder's registered address.

          The final installment of principal of and premium, if any, on this Security shall be payable only upon surrender of this Security at the office or agency of the Trustee in the City of Cleveland, State of Ohio or the City of New York, State of New York. Payments of principal of and premium, if any, and interest on this Security shall be made at the office or agency of the Trustee maintained in the City of Cleveland, State of Ohio, or the City of New York, State of New York, or, in the case of any such payments other than the final payment of principal and premium, if any, at the Company's option, by check mailed to the Person entitled thereto at such Person's address last appearing on the Company's register.

          3.   Registrar and Agents.  Initially, Chase Manhattan Trust Company,
               ---------------------
National Association will act as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, Conversion Agent and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent or Conversion Agent. The address of Chase Manhattan Trust Company, National Association is 250 W. Huron Road, Suite 220, Cleveland, Ohio 44113.

          4.   Indenture; Limitations.  The Company issued the Securities under
               -----------------------
an Indenture dated as of _______________, 2001 (the "Indenture") between the Company and Chase Manhattan Trust Company, National Association (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S)l7aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of them.

          The Securities are general unsecured obligations of the Company limited to $______________ principal amount. The Indenture imposes certain limitations on the ability of the Company to, among other things, make payments in respect of its Capital Stock, merge or consolidate with any other Person and transfer all or substantially all of its properties or assets.

          5.   Optional Redemption by the Company.  The Company may, at its
               -----------------------------------
option, redeem the Securities, in whole or from time to time in part, (i) on any date subsequent to _____________ at 100% of the principal amount thereof, plus accrued interest to the Redemption Date or (ii) as necessary for the Company to continue to qualify for Federal tax treatment as a real estate investment trust ("REIT") under Section 856(a)(6) of the Internal Revenue Code. With respect to redemptions described in (ii) above, the Securities will be immediately redeemable, at the option of and upon notice by the Company to the extent deemed sufficient in the opinion of the Company's Board of Directors to prevent the Holder of such Securities or any other Person having an interest therein if the Securities were thereupon converted from being deemed to own shares of beneficial interest in excess of the limits prescribed in Article V of the Company's Articles of Incorporation, as amended. The Company may at its option at any time buy the Securities on the open market at prices which may be greater or less than the optional redemption price listed above.

          6.   Notice of Redemption.  Notice of redemption will be mailed at
               ---------------------
least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part, but only in whole multiples thereof. On and after the Redemption Date interest ceases to accrue on Securities or portions of them called for redemption.

          7.   Conversion.  A Holder of a Security may convert such Security
               -----------
into shares of common stock of the Company at any time after _______________ and before the close of business on July 14, 2009. If the Security is called for redemption, the Holder may convert it at any time before the close of business on the date fixed for such redemption. The initial conversion price is $11.00 per share, subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. The Company will deliver a check for any fractional share. In connection with a call for redemption, the Company may arrange for a purchaser to fund the redemption price of Securities which Holders do not elect to convert or which the Company has refused to convert as provided in paragraph 7 and to convert said Securities for the account of the purchaser.

          To convert a Security, a Holder must (l) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax if required. No payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of common stock issued on conversion provided, however, that if a Security is surrendered for conversion after the record date for a payment of interest and on or before the interest payment date, then, notwithstanding such conversion, the interest falling due to such interest payment date will be paid to the Person in whose name the Security is registered at the close of business on such record date and any Security surrendered for conversion during the period from the close of business on any regular record date to the opening of business on the corresponding interest payment date must be accompanied by payment of an amount equal to the interest payable on such interest payment date. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or an integral multiple thereof.

          If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Security into shares of common stock may be changed into a right to convert it into securities, cash or other assets of the Company or another Person.

          The Company and the Registrar may refuse to register the transfer of any Debenture, and the Company and the Conversion Agent may refuse to permit the conversion of any Debenture, if, pursuant to Article V of the Company's
Articles of Incorporation, as amended, the Board of Directors or its designee shall determine in good faith that the effect of the transfer would be to (i) jeopardize the continued qualification of the Company as a real estate investment trust under the Code or (ii) result in one person becoming the beneficial owner of Capital Stock of the Company in excess of the limits prescribed in Article V. The Company will furnish a copy of said Article V and of other applicable provisions of its Articles of Incorporation relating to certain restrictions on transfer of its shares of common stock and on Company rights to redeem shares of common stock to any Holder upon request and without charge.

          8.   Subordination.  This Security is subordinated to all Senior
               --------------
Indebtedness of the Company. To the extent and in the manner provided in the Indenture, Senior Indebtedness must be paid before any payment may be made to any Holders of Securities. Any Securityholder by accepting this Security agrees to the subordination and authorizes the Trustee to give it effect.

          In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

          9.   Denominations, Transfer, Exchange.  The Securities issued under
               ----------------------------------
the Indenture are in the aggregate principal amount of up to $__________. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

          10.  Persons Deemed Owners.  The registered Holder of a Security may
               ----------------------
be treated as its owner for all purposes.

          11.  Unclaimed Money.  If money for the payment of principal or
               ----------------
interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders may look only to the Company for payment. In the absence of any such written request, the Trustee shall from time to time deliver such unclaimed funds to or as directed by pertinent escheat authority, as identified by the Trustee in its sole discretion, pursuant to and in accordance with applicable unclaimed property laws, rules or regulations. All moneys held by the Trustee and subject to this Section shall be held uninvested and without liability for interest thereon.

          12.  Discharge Upon Redemption or Maturity.  The Indenture will be
               --------------------------------------
discharged and cancelled except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds on or before such payment date or Redemption Date, sufficient to pay principal, premium, if any, and interest on such payment or redemption.

          13.  Amendment and Waiver.  Subject to certain exceptions, the
               ---------------------
Indenture or the Securities may be amended with the consent of the Holders of at least two-thirds in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of any Securityholder, the Company may amend the Indenture or the Securities to, among other things, provide for uncertificated Securities, to cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Securityholder.

          14.  Successors.  When a successor assumes all the obligations of its
               -----------
predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

          15.  Defaults and Remedies.  If an Event of Default, as defined in the
               ----------------------
Indenture, occurs and is continuing, the Trustee or the Holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

          16.  Trustee Dealings with the Company.  Chase Manhattan Trust
               ----------------------------------
Company, National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          17.  No Recourse Against Others.  No shareholder, director, officer or
               ---------------------------
incorporator, as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

          18.  Authentication.  This Security shall not be valid until the
               ---------------
Trustee signs the certificate of authentication on the other side of this Security.

          19.  Abbreviations.  Customary abbreviations may be used in the name
               --------------
of a Securityholder or an assignee, such as: TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

          The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. It also will furnish the text of this Security in larger type. Requests may be made to: Sizeler Property Investors, Inc., 2542 Williams Boulevard, Kenner, Louisiana 70062 Attention:
Chief Financial Officer.

                                ASSIGNMENT FORM

If you the Holder want to assign this Security, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Security to

                      (INSERT ASSIGNEE'S SOCIAL SECURITY
                         OR TAX IDENTIFICATION NUMBER)

                ----------------------------------------------


                ----------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.
________________________________________________________________________________


Date: __________________________________________________________________________

Your signature: ________________________________________________________________
                  (Sign exactly as your name appears on the other side of this
                                            Security)


Signature Guarantee: ___________________________________________________________

                               CONVERSION NOTICE

To convert this Security into shares of common stock of the Company, check the box:

                                     [   ]

To convert only part of this Security, state the principal amount to be converted (which must be a minimum of $ ___________ or any multiple thereof):

                 --------------------------------------------

                         $

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If you want the Security certificate, if any, made out in another person's name, fill in the form below:

                   (INSERT OTHER PERSON'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                 --------------------------------------------



                 --------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
           (Print or type other person's name, address and zip code)
--------------------------------------------------------------------------------


Date ___________________________________________________________________________

Your Signature: ________________________________________________________________

(Sign exactly as your name appears on the other side of this Security)


Signature Guaranteed By: __________________________________________________
                              Note: Signature must be guaranteed by a member of a signature medallion program.